UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 24, 2026

Date of Report (Date of earliest event reported)

VenHub Global, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	001-43082	92-2083580
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5360 Procyon St.

Las Vegas, NV 89118

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (888) 585-4999

__________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	VHUB	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events

The purpose of this Current Report on Form 8-K is to clarify statements and omissions in the recent Form S-1, as amended, filed on October 3, 2025, and deemed effective on October 23, 2025, pursuant to Section 8(a) of the Securities Act of 1933 filed by VenHub Global, Inc, a Nevada corporation (the “Company”).

Specifically, on page 37, under the heading “Plan of Distribution; Terms of the Offering” and in the footnotes found on page 66, the Company stated that the compensation due to Revere Securities, LLC, the Company’s financial advisor for its direct listing onto Nasdaq, was 1,000,000 shares of restricted common stock. However, the signed agreement between the Company and Revere Securities, LLC, entered into on June 23,2025, states that the Company shall pay Revere Securities, LLC an amount payable in the equivalent number of shares based on the Direct Listing price per share.. Revere Securities, LLC subsequently delivered an invoice reflecting an estimated share quantity based on an assumed price per share.

Additionally, on pages 58 and 59, under the heading “Directors and Executive Offices” the Company identified the Chapter 11 bankruptcy filing in 2019 of Scoobeez, Inc., an entity majority controlled by Shahan and Shoushana Ohanessian, the Company’s CEO/Director and Chairwoman. However, the Company inadvertently omitted that Mr. Shahan Ohanessian also filed for personal bankruptcy in 2020. The respective case numbers were 2:19-bk-14989-WB, for Scoobeez, Inc. and 2:20-bk-12167-WB, for Mr. Ohanessian. Both Chapter 11 filings were filed in the Central District of California. Mr. Ohanessian’s bankruptcy was closed on January 28, 2022, and the Scoobeez, Inc. bankruptcy was closed on August 26, 2025.

The Company intends to include the foregoing disclosure, as applicable, in its future Exchange Act reports and other filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2026

VENHUB GLOBAL, INC.

/s/ Shahan Ohanessian
Shahan Ohanessian
CEO

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